                                                        EXHIBIT 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 23, 1998 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 3, 1998.

                                   /s/ Arthur Andersen LLP
                                   Arthur Andersen LLP


San Jose, California
February 2, 1999